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                                                                 Exhibit 10.15

                                [NETSCAPE LOGO]

                                AMENDMENT No. 1
                                       to
                   ELECTRONIC DISTRIBUTION SERVICES AGREEMENT

                                 No: 003987-1

This Amendment No. 1 ("Amendment") is made and entered into as of the date last signed by Netscape below ("Amendment Effective Date"), by and between Intraware, Inc., a Delaware corporation, with principal offices at 25 Orinda Way, Orinda, California 94563 ("Intraware"), and Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape").

WHEREAS, the parties have entered into an Electronic Distribution Agreement dated October 20, 1998 (the "Agreement"); and

WHEREAS, the parties wish to modify and supplement the provisions of the Agreement;

NOW THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

1. Section G of Exhibit B to the Agreement shall be amended to add the following to the end of the paragraph:

     If and to the extent Netscape makes available to its resellers a discretionary rebate program to which Intraware, as a Netscape reseller, would be entitled, then Intraware will forgive $850,000 in unaccrued rebates in the 90-day period commencing on October 1st, 1999, and $850,000 in accrued rebates for each of 3 subsequent 90-day periods, until aggregate amount of accrued rebates in the amount of $3.4 million is reached. If the aggregate amount of $3.4 million is not reached during the 12-month period following October 1, 1999, then this provision shall continue through each subsequent ninety-day period until the $3.4 million is achieved.

2.   GENERAL

2.1. Capitalized terms defined in the Agreement shall have the same meaning in this Amendment as in the Agreement.

2.2. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

2.3. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.


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2.4. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. Any contrary terms of the associated Purchase Order are hereby expressly rejected.

2.5. Any notice required to be given by one party to the other shall be either (a) personally delivered; (b) transmitted by postage prepaid or certified air mail, return receipt requested, or (c) transmitted by Federal Express at the addresses shown above, and shall be deemed to have been given on the date of receipt if delivered personally or by express courier, or 5 business days after deposit in mail. Either party may change its address for purposes hereof by written notice to the other in accordance with the provisions of this paragraph.

2.6. This Agreement may be executed in counterparts or by facsimile, each of which shall be an original, and all of which together shall constitute one and the same agreement.

2.7. Section 13.1 the first paragraph shall be replaced with the following:
     For Convenience. This Agreement may be terminated by Intraware for convenience upon 180 days prior written notice to Netscape.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

NETSCAPE COMMUNICATIONS CORPORATION               INTRAWARE, INC.

By:  /s/ Noreen G. Bergin                    By:  /s/ Cindy Mascheroni
    ---------------------------------            ------------------------------
          Signature                                    Signature

Name:   Noreen G. Bergin                     Name:   Cindy Mascheroni
      --------------------------------             ----------------------------
        Print or Type                                 Print or Type

        Senior Vice President, Finance
Title:  & Corporate Controller               Title:  VP Business Development
       -------------------------------              ---------------------------

Date:          3-1-99                        Date:          2/26/99
       -------------------------------              ---------------------------


                              -APPROVED REVENUE ACCTS-

REVIEWED BY
NETSCAPE LEGAL
Initial  KS
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